UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2009

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1771 Post Road East Westport, CT 06880
(Mailing Address)

(203) 292-6922
Registrant’s telephone number, including area code

_______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

Exhibit Number	Description

99.1	Attorney Letter with Respect to Current Information

99.2	Consolidated Financial Statements for the period ended June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date October 13, 2009

The Tirex Corporation

/s/ John L. Threshie Jr.
John L. Threshie Jr.
President

Exhibit Index

Exhibit Number	Description

99.1	Attorney Letter with Respect to Current Information

99.2	Consolidated Financial Statements for the period ended June 30, 2009